Prospectus supplement dated November 12, 2013
to the following prospectus(es):
America's marketFLEX® Advisor Annuity, America's marketFLEX® Annuity, and
America's marketFLEX® II Annuity prospectus dated May 1, 2013
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The prospectus currently indicates that ALPS Variable Investment Trust - ALPS/Alerian Energy Infrastructure Portfolio: Class III has a sub-advisor. The prospectus has been corrected to indicate that ALPS Variable Investment Trust - ALPS/Alerian Energy Infrastructure Portfolio: Class III has no sub-advisor. Accordingly, the investment option is updated in Appendix A: Underlying Mutual Funds as indicated below:
ALPS Variable Investment Trust - ALPS/Alerian Energy Infrastructure Portfolio: Class III
Investment Advisor:	ALPS Advisors, Inc.
Investment Objective:	The Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Energy Infrastructure Index (the "Index").
Designation: LTF